                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A




          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [x]



                       PRE-EFFECTIVE AMENDMENT NO._______

                                                                   [ ]

                       POST-EFFECTIVE AMENDMENT NO. 68             [x]



          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT  [x]

                                     OF 1940

                       AMENDMENT NO. 26                            [x]

                        (Check Appropriate Box or Boxes)


                        THE AMERICAN HERITAGE FUND, INC.
               (Exact Name of Registrant as specified in Charter)

1370 AVENUE OF THE AMERICAS, NEW YORK, NY                         10019
(Address of Principal Executive Offices)                        (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 212-397-3900

JONATHAN B. REISMAN, 5100 TOWN CENTER CIRCLE, BOCA RATON, FL 33486
                     (Name and Address of Agent for Service)


THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION 24(f) OF THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT'S RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDED MAY 31, 1997 WAS FILED IN JULY 1997.




IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


[ ]   IMMEDIATELY UPON FILING            [ ]   ON (DATE) PURSUANT TO
      PURSUANT TO PARAGRAPH (b)                PARAGRAPH (b)


[X]   60 days after filing               [ ]   ON (DATE) PURSUANT TO
      pursuant to paragraph                    PARAGRAPH (a)(1)
      (a)(1)


[ ]   75 days after filing               [ ]   On (date) pursuant to
      pursuant to paragraph                    paragraph (a)(2) of Rule
      (a)(1)                                   485



IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                                     PART A

                                   PROSPECTUS

                        THE AMERICAN HERITAGE FUND, INC.


                         A NO-LOAD LEVERAGED MUTUAL FUND

       A non-diversified, open-end management investment company having an investment objective of seeking maximum capital growth


                           1370 Avenue of the Americas
                            New York, New York 10019
                                 (212) 397-3900
                                 (800) 828-5050


      THE AMERICAN HERITAGE FUND, INC. (the "Fund") is a no-load mutual fund. The Fund is designed for investors who desire to participate in a carefully supervised program of seeking maximum capital growth. The Fund may utilize the investment techniques of short-term trading, hedging, leveraging through borrowing, the purchase and sale of put and call options and warrants, the writing of listed put and call options and the purchase of foreign securities. Through the use of these and other investment techniques described in this Prospectus, including the types of investments made and to be made by the Fund, management hopes to take advantage of investment opportunities in both rising and declining markets. These techniques involve greater than normal risk and attainment of the Fund's investment objective cannot, of course, be assured. Common stocks and securities convertible or exchangeable thereto, including securities issued by small and virtually unknown companies, companies whose securities are not publicly quoted or are otherwise illiquid and companies that have no history of operations, or for other reasons, have never earned a profit, will normally constitute all or substantially all of the Fund's portfolio. The Fund believes that securities representing approximately *________*% of the Fund's net assets on the date of this Prospectus were not liquid. On such date, the Fund's speculative investment in the securities of a small foreign company represented approximately *________*% of the Fund's net assets. The Fund and certain others are defendants in a purported class action. See "Special Risk Considerations," "The Fund's Investment Objective, Policies and Risk Factors" and "Legal Proceedings."


      This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. A Statement of Additional Information dated *________*, 1997 containing additional information about the Fund, including the Fund's Financial Statements, Notes to Financial Statements and Independent Auditors' Report, has been filed with the Securities and Exchange Commission and is available upon request, without charge, by writing to the Fund at the address set forth above or by calling the Fund at either of the above telephone numbers. The

Statement of Additional Information is incorporated by reference into the Prospectus. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.


             THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                 The date of this Prospectus is *________*, 1997

                                TABLE OF CONTENTS

                                                                        PAGE NO.
                                                                        --------

Expense Summary .....................................................      7

Highlights ..........................................................      8

Financial Highlights and Related Ratios/Supplemental Data ...........     10

Special Risk Considerations .........................................     11

The Fund's Investment Objective, Policies and Risk Factors ..........     12

Management's Discussion of the Fund's Performance ...................     19

Investment Restrictions .............................................     20

Management ..........................................................     21

Determination of Net Asset Value ....................................     23

How to Become an Investor in the Fund ...............................     23

How to Redeem Shares ................................................     24

Distribution of Income Dividends and Realized Capital Gains .........     25

Total Return ........................................................     26

Shareholder Services ................................................     27

Legal Proceedings ...................................................     28

Additional Facts ....................................................     29

                                 EXPENSE SUMMARY

      This table is designed to illustrate the various fees and expenses that you, as an investor in the Fund, will incur.

SHAREHOLDER TRANSACTION EXPENSES

Sales load imposed on purchases ...........................             None
Sales load imposed on reinvested dividends ................             None
Deferred sales load .......................................             None
Redemption fees ...........................................             None

ANNUAL FUND OPERATING EXPENSES (As a percentage of
      Average Net Assets)

Management fees ...........................................             1.25% *
12b-1 fees ................................................             None
Other expenses ............................................             1.56%
      Total Fund operating expenses .......................             2.81%

----------
      * Represents the maximum annual rate of compensation payable by the Fund to its investment advisor. The annual rate of compensation payable by the Fund to its investment advisor is one and one-quarter percent (1.25%) of the first $100,000,000 of average daily net assets and one percent (1%) of any additional net assets.

      ** Based upon actual expenses incurred by the Fund during the fiscal year ended May 31, 1997.


The fees and other expenses in the foregoing table are based upon those incurred by the Fund during the fiscal year ended May 31, 1997.

EXAMPLE

      The following example illustrates the expenses (which have been restated as described above) that you would pay on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period. Since the Fund charges no redemption fees of any kind, the expenses would be the same if no redemption was made.

       1 Year            3 Years           5 Years           10 Years
        $30                $90               $154              $324


      The purpose of the table and the example is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. THE EXAMPLES ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                   HIGHLIGHTS


INVESTMENT              The investment objective of the Fund is to seek maximum
OBJECTIVE               capital growth. Income from the Fund's investment
                        portfolio will be only an incidental consideration and entirely subordinate to the Fund's investment objective.
                        See "The Fund's Investment Objective, Policies and Risk
                        Factors."


NO SALES                No sales charge or load will be deducted from the amount
CHARGE                  invested. Accordingly, the Fund is a "no load" Fund. See
                        "How to Become an Investor in the Fund."

MINIMUM                 The minimum initial investment is $2,500 (or, in the
INVESTMENTS             case of an IRA account, $2,000). Subsequent investments
                        may be made, at the option of the investor, in amounts of $250 or more. Shareholders may open additional accounts (e.g. custodian accounts, IRA accounts, and Keogh accounts) with a minimum investment of $1,000.

REDEMPTION              Investors have the right to redeem their shares at the
                        net asset value next determined after receipt of a duly made request. There is no redemption fee. The Fund reserves the right to redeem in cash or in kind. See
                        "How to Redeem Shares."

DIVERSIFICATION         The Fund is a non-diversified investment company. Since
                        the Fund is non-diversified, certain limitations with respect to diversification of assets are applicable to only 50% of the value of the Fund's total assets. To the extent that the Fund invests a substantial portion of its assets in the securities of relatively few issuers, the risks attendant to an investment in the Fund may increase. See "The Fund's Investment

                        Objective, Policies and Risk Factors."

RISK FACTORS            The Fund may utilize the investment techniques of
                        short-term trading, hedging, leveraging through borrowing, the purchase and sale of put and call options and warrants, the writing of listed put and call options, the purchase of foreign securities, the purchase of securities issued by small and virtually unknown companies, companies whose securities are not publicly traded or are otherwise illiquid and companies that have no history of operations, or for other reasons, have never earned a profit, the purchase of high yield debt securities and the purchase of restricted and other illiquid securities. These techniques involve greater than normal risk and attainment of the Fund's objective cannot, of course, be assured. The Fund and certain others are defendants in a purported class action. See "Special Risk
                        Considerations," "The Fund's Investment Objective,
                        Policies and Risk Factors" and "Legal Proceedings."

INVESTMENT              American Heritage Management Corporation is the Fund's
ADVISOR                 Investment Advisor. The primary business of the
                        Investment Advisor is to provide investment advice to the Fund and American Heritage Growth Fund, Inc. The
                        Fund pays the Investment Advisor a fee which, on an annual basis, amounts to one and one-quarter percent
                        (1.25%) of the first $100,000,000 of average daily net assets and one percent (1%) of additional net assets.
                        See "Management."


CAPITAL                 This Prospectus relates to an offer for sale of shares
STOCK                   of capital stock, $.01 par value.

RETIREMENT              The Fund offers a prototype Individual Retirement Plan
PLANS                   (IRA), as well as a prototype Self-Employed Retirement
                        Plan (KEOGH). See "Shareholder Services."

            FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPPLEMENTAL DATA

The Fund's Financial Highlights and Related Ratios/Supplemental Data for the fiscal years ended May 31 are reflected in the following table. Items 1 through 8 are expressed on a per share basis for a share outstanding throughout the period. The information was derived from financial statements which have been audited and reported upon by the Fund's Independent Certified Public Accountants. Commencing December 16, 1993, pursuant to a new Investment Advisory Agreement, the annual rate of the investment advisory fee payable to American Heritage Management Corporation ("AHMC") was increased to one and one-quarter percent (1.25%) of the first $100,000,000 of average daily net assets and one percent (1%) of any additional net assets and the Fund began paying its own rent for office space. The foregoing changes are not reflected in the historical data prior to such date set forth in the following table. See "Management."




                                      1997            1996            1995           1994             1993
1.  Net assets value,
      beginning of year           $       .76     $       .63     $      1.19    $       1.42     $      1.15
    Income from investment
      operations
2.  Net investment
      income (loss)                      (.03)           (.02)            .06             .19            (.01)
3.  Net gains or (losses) on
      securities (both realized
     and unrealized)                      .10             .15            (.48)           (.35)            .36
                                  -----------     -----------     -----------    ------------     -----------
4.  Total from investment
      operations                          .07             .13            (.42)           (.16)            .35
     Less distributions
5.  Dividends (from net
      investment income)                   --              --             .07              --             .08
6.  Distributions (from
      capital gains)                       --              --              --             .07              --
7.  Tax return capital
      distribution                         --              --             .07              --              --
                                  -----------     -----------     -----------    ------------     -----------
8.  Net assets value,
      end of year                 $       .83     $       .76     $       .63    $       1.19     $      1.42
                                  ===========     ===========     ===========    ============     ===========

Total return                             9.21%          20.63%         (38.37%)        (12.49%)         32.89%

Net assets,
  end of period                   $18,126,591     $21,429,753     $30,779,569    $101,036,392     $68,498,156

Ratio of expenses to
  average net assets                     6.42%           6.25%           3.69%           2.41%            2.1%

Ratio of net income (loss) to
  average net assets                    (4.97%)         (3.53%)          6.55%           3.40%           (.46%)

Portfolio turnover rate                   470%            606%            620%            434%            278%

Average commission
  rate paid                       $     .0879     $     .0866             N/A             N/A             N/A


                                      1992          1991          1990         1989        1988
1.  Net assets value,
      beginning of year           $      1.12    $     1.03    $     1.15    $    1.14   $   1.61
    Income from investment
      operations
2.  Net investment
      income (loss)                      1.07          (.02)         (.10)        (.08)      (.12)
3.  Net gains or (losses) on
      securities (both realized
     and unrealized)                     (.66)          .11          (.02)         .09       (.26)
                                  -----------    ----------    ----------    ---------   --------
4.  Total from investment
      operations                          .41           .09          (.12)         .01       (.38)
     Less distributions
5.  Dividends (from net
      investment income)                  .16            --            --           --         --
6.  Distributions (from
      capital gains)                      .22            --            --           --        .09
7.  Tax return capital
      distribution                         --            --            --           --         --
                                  -----------    ----------    ----------    ---------   --------
8.  Net assets value,
      end of year                 $      1.15    $     1.12    $     1.03    $    1.15   $   1.14
                                  ===========    ==========    ==========    =========   ========

Total return                            42.49%         8.74%       (10.43%)        .88%   (22.41%)

Net assets,
  end of period                   $26,543,132    $2,287,446    $1,142,677    $ 630,006   $406,305

Ratio of expenses to
  average net assets                      2.2%         6.79%        11.04%       13.02%      11.9%

Ratio of net income (loss) to
  average net assets                    21.50%        (3.72%)       (5.80%)      (8.00%)    (8.70%)

Portfolio turnover rate                   776%          607%           76%          81%       189%

Average commission
  rate paid                               N/A           N/A           N/A          N/A        N/A


AHMC HAS BEEN THE FUND'S INVESTMENT ADVISOR SINCE DECEMBER 1985. BOTH A MAJORITY OF THE FUND'S BOARD OF DIRECTORS AND CONTROL OF AHMC CHANGED ON FEBRUARY 1, 1990. SINCE THAT DATE, HEIKO H. THIEME HAS BEEN THE CHIEF EXECUTIVE OFFICER OF THE FUND AND AHMC AND IN SUCH CAPACITIES, HAS BEEN PRIMARILY RESPONSIBLE FOR THE FUND'S PORTFOLIO. ACCORDINGLY, TO THE EXTENT THAT THE TABLE REPRESENTS RESULTS PRIOR TO THAT DATE, SUCH RESULTS OCCURRED PRIOR TO THE FOREGOING CHANGES.

                                SENIOR SECURITIES


      The following table provides certain information with respect to senior securities (including bank loans) of the Fund during the fiscal years ended May 31, 1988, 1991, 1992, 1993, 1994, 1995, 1996 and 1997. The Fund did not issue any senior securities during any other of its ten fiscal years ended May 31, 1997.

================================================================================
                                                                        Average
                                                                       Amount of
                                    Average            Average          Debt Per
               Amount of           Amount of          Number of          Share
                  Debt               Debt              Shares            During
   Fiscal     Outstanding         Outstanding        Outstanding          the
    Year       at End of            During           During the          Fiscal
   Ended      Fiscal Year         Fiscal Year        Fiscal Year          Year
================================================================================
   1988          -0-              $    2,381            160,155       $    .0148
--------------------------------------------------------------------------------
   1991          -0-                   1,918          1,408,391            .0014
--------------------------------------------------------------------------------
   1992          -0-                  84,464          8,712,891            .0097
--------------------------------------------------------------------------------
   1993          -0-                   9,425         24,775,240            .0004
--------------------------------------------------------------------------------
   1994            921,563           910,271         81,520,942            .0112
--------------------------------------------------------------------------------
   1995          4,400,746         3,427,466         68,082,778            .0503
--------------------------------------------------------------------------------
   1996          -0-               1,834,051         36,781,350            .0499
--------------------------------------------------------------------------------
   1997          1,004,334         2,143,580         24,386,571            .0879
================================================================================


           The averages shown above were determined on a daily basis.




                           SPECIAL RISK CONSIDERATIONS

      The Fund is not a complete investment program and is designed for investors willing to assume risks inherent in the Fund's investment policies and practices in order to seek achievement of the Fund's investment objective. No assurance can be given that the Fund will be successful. See "The Fund's Investment Objective, Policies and Risk Factors." By purchasing shares in the Fund, however, an investor may receive advantages he would not readily obtain as an individual investor, including professional management and continuous supervision of investments. The Fund may not, at any particular time, engage in all or any of the investment activities described in this Prospectus. Such activities may be engaged in only periodically or not at all. In the opinion of the Fund's management, however, the ability to engage in such activities provides an opportunity for flexibility in the Fund's operation which it believes is desirable in order to achieve the Fund's investment objective.

      In view of its broad and flexible investment powers, the Fund's success or failure may be more dependent upon the skill and ability of AHMC and less dependent upon movement of the securities market in general, than is the case with most mutual funds whose investment powers are not as broad or as flexible. In addition to the payment of an investment advisory fee, the Fund bears all of its other expenses. Because of the Fund's relatively small size and the amount of the investment advisory fee payable to AHMC, the ratio of such expenses to the Fund's net assets is higher than those of most larger management investment companies. See "The Fund's Investment Objective, Policies and Risk Factors" and "Financial Highlights and Related Ratios/Supplemental Data."

      The Fund and certain others are defendants in a purported class action. See "Legal Proceedings."


           THE FUND'S INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

      The investment objective of the Fund is to seek maximum capital growth. Income from the Fund's investment portfolio will be only an incidental consideration entirely subordinate to the capital growth objective. It is important that the Fund's objective match the investor's objective. There can be no assurance that the Fund will, in fact, achieve its objective. The investment objective of the Fund cannot be changed without shareholder approval.


      In contrast to most mutual funds, the Fund, in addition to the usual investment practices, may seek to obtain its investment objective through the use of certain speculative investment techniques which entail greater than average risks. For example, the Fund may increase its security holdings through the use of money borrowed from banks ("leveraging"); it may engage in short selling to profit from a decline in price of particular securities or to protect against downward movement in the market; it may purchase puts, calls and warrants and combinations thereof; it may purchase foreign securities; it may purchase restricted and other illiquid securities and it may engage in short-term trading. The Fund may make speculative investments such as the purchase of securities issued by small and virtually unknown companies, companies whose securities are not publicly traded or are otherwise illiquid and companies that have no history of operations or, for other reasons, have never earned a profit. Such companies are often extremely thinly capitalized and the Fund bears the risk of a total loss of its investment in such companies. The Fund believes that securities representing approximately *________*% of the Fund's net assets on the date of this Prospectus were not liquid. Put and call options which may be purchased and written by the Fund, as well as options, warrants and convertible securities which may be purchased by the Fund are derivative securities.


      In calculating net asset value, all portfolio securities are valued at market value when there is a reliable quotation available for the securities. All other portfolio securities are valued as the Board of Directors or a committee composed of members of the

Board of Directors in good faith determines. On the date of this Prospectus, approximately *________*% of the value of the Fund's net assets was determined by the Fund's Board of Directors or such committee. The foregoing includes approximately *________*% of the value of the Fund's net assets at that date which consisted of securities issued by companies whose securities were not publicly quoted. Because of the inherent uncertainty and difficulty of the valuation process, and in some cases, because of limited information available, values determined by the Board of Directors may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. See "Determination of Net Asset Value" and the Fund's Financial Statements, Notes to Financial Statements and Independent Auditors' Report which have been incorporated by reference into the Fund's Statement of Additional Information.


      To the extent used, the Fund's investment techniques may result in greater turnover of the Fund's portfolio and greater expense than is customary for most mutual funds. The Fund anticipates that its annual portfolio turnover rate will be 150% or more. Although it is difficult to predict the maximum rate, the Fund does not believe that such rate will generally exceed 700%. A high rate of portfolio turnover can be expected to result in the payment of a high volume of brokerage commissions and the recognition of capital gains and losses. To the extent that the Fund distributes short-term capital gains, such distributions will be taxable as ordinary dividends to the investor upon declaration. See "Financial Highlights," "Management" and "Distribution of Income Dividends and Realized Capital Gains" in this Prospectus and "Brokerage Allocation and Other Practices" in the Fund's Statement of Additional Information.

      Generally, more than 80% of the Fund's investments, other than cash and cash equivalents, will consist of common stocks and securities convertible into or exchangeable for common stocks, such as rights, warrants and options. To a limited degree, the Fund may invest in preferred stocks and debt securities, such as corporate bonds and debentures and securities issued by the United States Government and its instrumentalities, when they are believed to offer opportunities for growth of capital or are desirable in the light of prevailing market or economic conditions. Any such debt securities so purchased by the Fund may be either "investment grade" or speculative. Debt securities in the lowest category of investment grade debt may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Speculative debt securities may include obligations of issuers that are in default or in bankruptcy when Management believes that the prospect of capital appreciation outweighs the risk of investment therein. Naturally, the risk attendant to the investment in such securities, as well as other debt securities, can be substantial inasmuch as the value thereof is based upon the ability of the issuer to make all required payments of interest and principal. Generally, debt securities which are believed to offer opportunities for growth of capital, including securities referred to as "junk bonds", may be purchased by the Fund when Management believes (a) interest rates will decline and, therefore, the value of the debt securities will increase, or (b) the market value thereof is likely to appreciate due to factors affecting specific issuers. The Fund does not intend to purchase any debt securities which are not investment grade, if as a result of such purchase, more than five percent of the value of the Fund's net assets will be represented by such securities. When Management believes that a temporary defensive position is desirable, the Fund may invest in debt securities, including securities of the United States Government and its instrumentalities, or retain cash or cash equivalents, all without limitation. Such debt securities and cash equivalents may include short-term commercial paper, certificates of deposit and time deposits. The Fund will not acquire time deposits if (a) at the time of such acquisition more than 10% of the value of the Fund's net assets will be invested in such time deposits, or (b) the time deposits cannot be liquidated within seven days. The Fund may also invest in restricted and other illiquid securities as described herein.

      The Fund may invest up to 25% of the value of its total assets at the time of such investment in securities of companies engaged in a particular industry if, in the judgment of the Fund, securities of companies in that industry afford better than average prospects for growth.


      The Fund is a non-diversified investment company since it is only with respect to 50% of the value of the Fund's total assets that (a) not more than 5% of the value of its total assets may be invested in the securities of any one issuer (not including securities of the federal government or any instrumentality thereof) and (b) not more than 10% of the outstanding voting securities of any one issuer may be acquired by the Fund. To the extent that the Fund invests a significant portion of the value of its total assets in the securities of any one issuer, a decline in the value of such securities could materially adversely affect the value of the Fund's assets.


      The Fund and certain others are defendants in a purported class action. See "Legal Proceedings."

LEVERAGING THROUGH BORROWING

      The Fund may borrow money from banks and use the borrowed money principally to purchase additional securities. This technique may be used in order to increase the amount of money available to the Fund for investment in securities believed to have appreciation potential and to increase the amount of money available to secure short positions. So that the Fund does not have to have specific securities which it sells released from pledge by a lender, all of the Fund's assets may be pledged as collateral for such borrowings. The Fund may only borrow money from banks.

      Any investment gains made on the borrowed money in excess of interest paid will cause the per share net asset value of the Fund to rise faster than would otherwise be the case. On the other hand, if the investment performance of the securities purchased with the additional monies fails to cover the interest cost to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

      The amount of money the Fund may borrow is limited by the Investment Company Act of 1940. Immediately after such borrowing, the total amount borrowed may not exceed 33-1/3% of the value of the Fund's assets (including the amount of such borrowings), less its liabilities (not including any borrowings, but including the fair market value at the time of computation of any securities with respect to which there are open short positions). If for any reason, including market fluctuations, the value of the Fund's assets falls below the coverage requirement of the statute, the Fund will, within three business days, reduce its borrowings to the extent necessary to again comply with the 33-1/3% test. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so. The use of leveraging, to a material extent, will significantly increase the level of risk of an investment in the Fund. See "Senior Securities."

SHORT SALES AND PUT AND CALL OPTIONS

      A short sale is effected by selling a security which the seller does not own in the hope of purchasing the same security at a later date at a lower price. Accordingly, the Fund may engage in short sales in an attempt to protect against downward market movement. In order to make delivery to the buyer and thus effect a sale, the Fund must borrow the security and in so doing, the Fund incurs the obligation to replace the security, whatever its price may be at the time the Fund purchases it for delivery to the lender. The Fund will place in a segregated account (not with the broker) cash or United States Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short, and (b) any cash or United States Government securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Fund replaces the borrowed securities, it must daily maintain the segregated account at such level that (1) the amount deposited in it plus the amount deposited with the broker as collateral will equal the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral will not be less than the market value of the securities at the time they were sold short. Deposits to the segregated account do not diminish the risk of loss to the Fund with respect to short sales. The foregoing requirements do not apply to securities sold short "against the box," which is a short sale to the extent that the Fund contemporaneously has or has the right to obtain at no added cost securities identical to those sold short. The Fund will not make any short sales during any time that the amount required to be deposited in the segregated account exceeds 35% of the value of the Fund's net assets.

      Generally, short sales will result in a gain if the price of the securities declines between the date of the short sale and the date upon which the securities are purchased to replace those borrowed; conversely, a loss will result if the security increases in price during such period or if the security becomes unavailable so that the Fund cannot cover its short position. Such gain is decreased and loss is increased by the amount of any premium, dividends, interest or brokerage commission the Fund may be required to pay with respect to such short sale. Any income from short sales generally is, when distributed, taxable to shareholders at ordinary income tax rates.

      The Fund may purchase and sell put and call options without limitation for purposes of hedging or to seek capital growth. The Fund may hedge its investments by combining puts and calls with other investment techniques. For example, the Fund may sell short securities for which it holds a call or the Fund may purchase securities for which it holds a put. The puts and calls which the Fund will purchase will be listed for trading on one or more domestic securities exchanges. From time to time, the Fund may obtain a put option from the seller of securities purchased by the Fund or an affiliate of such seller in connection with a purchase of securities by the Fund. Generally, no market will exist for any such option. The Fund intends to purchase put and call options when Management believes that such purchase will result in an opportunity for capital appreciation based upon specific facts and circumstances. A call option permits the holder thereof to purchase the securities of an issuer at a predetermined price. Call options can be expected to increase in value if the value of such securities increases, and, conversely, call options can be expected to decrease in value if the value of such securities decreases. A put option permits the holder to sell the securities of an issuer at a predetermined price. Put options, can be expected to increase in value if the value of such securities decreases. Put and call options can be purchased and sold by the Fund without limitation. In order for the Fund to realize a profit from purchase of a put option, the value of the security underlying such option must decrease below the exercise price of the option by an amount which is greater than the option premium paid by the Fund plus transaction costs. In order for the Fund to realize a profit from purchase of a call option, the value of the security underlying such option must increase above the exercise price of the option by 16 an amount which is greater than the option premium paid by the Fund plus transaction costs.

      The Fund may write listed put and call options. The Fund will not write a call option unless, at the time of the sale, the Fund:

      (1) owns the securities (or securities convertible into the securities without additional consideration) against which the call option is written and will continue to own such securities during the time that the Fund is obligated under the option; or

      (2) purchases a call option on the same securities upon the same terms; or

      (3) establishes and maintains for the term of the option a segregated account consisting of cash, U.S. Government securities or high-grade debt securities, equal to the fluctuating market value of the optioned securities. Such account will be adjusted at least once daily to reflect changes in the market value of the optioned securities.

      The Fund will not write a put option unless, at the time of the sale, the
Fund:

      (1) purchases a put option on the same securities upon the same terms; or

      (2) establishes a segregated account consisting of cash, U.S. Government securities or high-grade debt securities equal to the option price, i.e., the price at which the securities underlying the option may be sold to the Fund; or

      (3) makes a corresponding short sale, although, if the short position is closed out before the put option expires, then the requirements of (1) or (2) above must be met.

      The Fund anticipates that most of the options written by it will be for a duration of not exceeding nine months. The Fund will not write any options with respect to which it is required to maintain a segregated account or make any short sales (except short sales against the box) during any time that the total of (a) the amount required to be deposited in any such segregated account, and
(b) the amount required to be deposited in a segregated account in connection with any short sales made by the Fund, exceeds 35% of the value of the Fund's net assets. All the options written by the Fund will be listed for trading on one or more domestic securities exchanges. The writing of options by the Fund may be deemed to be inconsistent with its investment objective.

RESTRICTED AND OTHER ILLIQUID SECURITIES

      The Fund may acquire portfolio securities called restricted securities, which can be sold only pursuant to an effective registration statement under the Securities Act of 1933 or an exemption from such registration. In addition, other securities held by the Fund may be illiquid which means they can not be sold or disposed in seven days at their approximate carrying value.


      The Fund will not invest in restricted and other illiquid securities if, as a result of such investment, the value of the Fund's illiquid assets would exceed 15% of the value of the Fund's net assets. In the event that the Fund's portfolio or other external events cause the Fund's illiquid assets to exceed 15% of the value of the Fund's net assets, the Fund will take steps to reduce the aggregate amount of its illiquid assets to an amount not in excess of 15% of the value of its net assets on an orderly basis. Restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon trading markets for the securities and any other restricted securities that become registered under the Securities Act of 1933 or that may be otherwise freely sold without registration thereunder are not subject to the foregoing limitation, unless they are otherwise illiquid.


      The Fund normally will be able to purchase restricted securities at a substantial discount from the market value of similar unrestricted securities, but there are certain risks which the Fund will necessarily assume in acquiring restricted securities. The principal risk is that the Fund may have difficulty in disposing of such securities without registration under the Securities Act of 1933 and the Fund will have to bear the risk of market conditions prior to such registration. In the absence of an agreement obtained at the time of purchase of such securities, there can be no assurance that the issuer will register the restricted securities. Furthermore, if the Fund disposes of restricted securities without registration, it may be necessary to sell such shares at a discount similar to or greater than that at which the Fund purchased the shares.


      The Fund believes that securities representing approximately *________*% of the Fund's net assets on the date of this Prospectus were not liquid. In addition, on such date the Fund's investment in the securities of Senetek PLC ("Senetek") represented approximately *________*% of the Fund's net assets. Senetek is a small foreign company and the Fund's investment therein is speculative.


      For purposes of determining the Fund's net asset value, restricted securities are valued at fair value as determined in good faith by the Board of Directors of the Fund or a committee composed of members of the Board of Directors.

FOREIGN SECURITIES

      The Fund may purchase securities issued by companies organized in foreign countries, provided that, as a result of any such purchase, not more than 35% of the value of the Fund's total assets will be represented by such securities. Although the Fund intends to invest in foreign companies located in nations which it considers to have relatively stable governments, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a country), default in foreign government securities, political or social instability or diplomatic developments which could adversely affect investments in securities of foreign issuers. In addition, in many countries there is less publicly available information about issuers than is generally available with respect to domestic companies. Furthermore, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to domestic companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage costs than domestic securities transactions. In addition, the foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Transactions in foreign securities may involve greater time from the trade date until settlement than for domestic securities transactions and involve the risk of possible losses through holding of securities by custodian and securities depositories in foreign countries. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

                MANAGEMENT'S DISCUSSION OF THE FUND'S PERFORMANCE

      The Fund's performance during the fiscal year ended May 31, 1997 was materially affected by the general upturn in securities markets and the restructuring of the Fund's portfolio in order to focus on fewer investments.



                   Since End May 85
                     to End May 97
                ----------------------
                  AHF             SPX
May-31-1986     10,000          10,000
     Jun-86      9,444          10,169
     Jul-86      8,565           9,600
     Aug-86      8,704          10,312
     Sep-86      8,611           9,460
     Oct-86      8,611          10,005
     Nov-86      8,565          10,248
     Dec-86      8,166           9,987
     Jan-87      8,971          11,332
     Feb-87      9,776          11,779
     Mar-87      9,776          12,119
     Apr-87      9,316          12,012
     May-87     10,000          10,000
     Jun-87     10,185          10,505
     Jul-87     10,432          11,037
     Aug-87     10,309          11,449
     Sep-87     10,185          11,198
     Oct-87      7,346           8,542
     Nov-87      6,667           8,063
     Dec-87      7,102           8,676
     Jan-88      7,373           9,041
     Feb-88      7,778           9,461
     Mar-88      7,778           9,169
     Apr-88      7,846           9,270
     May-88      7,711           9,349
     Jun-88      7,914           9,778
     Jul-88      7,373           9,741
     Aug-88      7,305           9,410
     Sep-88      7,508           9,811
     Oct-88      7,440          10,084
     Nov-88      7,170           9,940
     Dec-88      7,237          10,113
     Jan-89      7,373          10,852
     Feb-89      7,305          10,582
     Mar-89      7,305          10,829
     Apr-89      7,508          11,390
     May-89      7,711          11,795
     Jun-89      7,576          11,783
     Jul-89      7,778          12,846
     Aug-89      7,846          13,096
     Sep-89      7,643          13,043
     Oct-89      7,170          12,740
     Nov-89      7,102          12,999
     Dec-89      7,034          13,311
     Jan-90      6,899          12,418
     Feb-90      6,899          12,579
     Mar-90      6,899          12,912
     Apr-90      6,764          12,590
     May-90      6,967          13,815
     Jun-90      7,034          13,722
     Jul-90      6,561          13,678
     Aug-90      5,614          12,443
     Sep-90      5,005          11,839
     Oct-90      4,735          11,789
     Nov-90      4,735          12,549
     Dec-90      4,870          12,898
     Jan-91      4,938          13,459
     Feb-91      6,629          14,420
     Mar-91      7,508          14,769
     Apr-91      7,237          14,804
     May-91      7,508          15,441
     Jun-91      7,440          14,734
     Jul-91      7,646          15,420
     Aug-91      8,387          15,784
     Sep-91      8,387          15,520
     Oct-91      8,996          15,728
     Nov-91      8,861          15,096
     Dec-91      9,601          16,820
     Jan-92     10,731          16,506
     Feb-92     11,389          16,720
     Mar-92     11,295          16,395
     Apr-92     10,919          16,876
     May-92     10,825          16,959
     Jun-92     10,542          16,706
     Jul-92     10,354          17,389
     Aug-92      9,789          17,033
     Sep-92      9,789          17,233
     Oct-92     10,448          17,293
     Nov-92     11,013          17,880
     Dec-92     11,451          18,099
     Jan-93     11,451          18,250
     Feb-93     12,566          18,499
     Mar-93     13,579          18,889
     Apr-93     12,971          18,432
     May-93     14,390          18,924
     Jun-93     14,896          18,979
     Jul-93     14,694          18,903
     Aug-93     15,403          19,619
     Sep-93     15,606          19,468
     Oct-93     16,416          19,871
     Nov-93     15,910          19,682
     Dec-93     16,190          19,920
     Jan-94     16,084          20,597
     Feb-94     14,814          20,038
     Mar-94     13,333          19,166
     Apr-94     12,910          19,412
     May-94     12,592          19,729
     Jun-94     11,534          19,246
     Jul-94     11,428          19,878
     Aug-94     11,428          20,691
     Sep-94     11,428          20,186
     Oct-94     11,005          20,638
     Nov-94     10,793          19,888
     Dec-94     10,470          20,182
     Jan-95     10,347          20,705
     Feb-95      9,977          21,511
     Mar-95      9,361          22,145
     Apr-95      8,746          22,797
     May-95      7,760          23,706
     Jun-95      8,006          24,256
     Jul-95      8,253          25,060
     Aug-95      8,006          25,123
     Sep-95      8,253          26,183
     Oct-95      7,760          26,089
     Nov-95      7,514          27,233
     Dec-95      7,267          27,758
     Jan-96      7,883          28,701
     Feb-96      8,499          28,968
     Mar-96      8,746          29,247
     Apr-96      9,361          29,678
     May-96      9,361          30,442
     Jun-96      8,499          30,558
     Jul-96      7,514          29,209
     Aug-96      7,637          29,826
     Sep-96      7,267          31,503
     Oct-96      7,267          32,372
     Nov-96      6,898          34,816
     Dec-96      6,898          34,127
     Jan-97      8,992          36,258
     Feb-97      9,731          36,542
     Mar-97     10,224          35,044
     Apr-97     10,224          37,134
     May-97     10,224          39,393

      On February 1, 1990, Heiko H. Thieme became the chief executive officer of the Fund and AHMC. In such capacities, Mr. Thieme has been primarily responsible for the Fund's portfolio. Past performance is not predictive of future performance.

                             INVESTMENT RESTRICTIONS

      The Fund operates under certain investment policies and restrictions. Restrictions (1) through (7) cannot be changed or eliminated without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. These policies and restrictions provide, in part, that the Fund may not:

      (1) Borrow money in excess of 33-1/3% of the value of the Fund's assets (including the amount of such borrowing), less its liabilities (not including any borrowings, but including the fair market value at the time of computation of any securities with respect to which there are open short positions);

      (2) With respect to at least 50% of the Fund's total assets, invest more than 5% of the value of its total assets in securities of any one issuer (except securities of the United States Government or any instrumentality thereof) or purchase more than 10% of the outstanding voting securities of any issuer;

      (3) Invest 25% or more of the value of its total assets in securities of companies in any one industry;

      (4) Effect a short sale transaction which will, at the time of making such short sale transaction and giving effect thereto, cause the aggregate dollar amount of the total deposits and deferred charges on short sales to exceed 35% of the value of the Fund's net assets;

      (5) Purchase securities of other investment companies unless purchased on the open market without the payment of any fee or charge other than regular brokerage commissions;

      (6) Underwrite securities of other issuers or participate in any underwriting or selling group in connection with the public distribution of other's securities except that it may acquire "restricted securities." See "Restricted and other Illiquid Securities;"

      (7) Loan money to other persons, except that the Fund may (a) invest up to 15% of the value of its total assets in debentures, bonds or similar governmental or corporate obligations of types commonly distributed publicly or privately to financial institutions and (b) purchase debt securities which are convertible into equity securities of an issuer without regard to whether such debt securities are types commonly distributed publicly or privately to financial institutions. Any debt securities which are "restricted securities" would be included in the limitation set forth under "Restricted and other Illiquid Securities;"

      (8) Invest more than 5% of the value of its assets in debt securities which are not "investment grade" or which are not convertible into equity securities;

      (9) Invest more than 10% of the value of its net assets in warrants.

      The percentage limitations contained in the investment restrictions described above are all applied solely at the time of any proposed transaction on the basis of values or amounts determined at that time. Unless otherwise specifically stated, a restriction would not apply if a percentage limitation were exceeded only as a result of changes in values or amounts not resulting from a subsequent transaction subject to the restriction.

                                   MANAGEMENT

      The business of the Fund is managed under the direction of its Board of Directors. The Fund has retained AHMC, 1370 Avenue of the Americas, New York, New York 10019 to provide the Fund with investment research advice and to continuously furnish an investment program for the Fund's portfolio. AHMC recommends securities to be purchased and sold by the Fund and the portion of the Fund's assets which is to be held uninvested. AHMC advises and assists the officers of the Fund in carrying out policy decisions of the Fund's Board of Directors. The role of AHMC is advisory only. All investment decisions are made by the Fund. Although, as set forth below, control of AHMC changed on February 1, 1990, AHMC has been the Fund's Investment Advisor since December 1985.

      Both a majority of the Fund's Board of Directors and control of AHMC changed on February 1, 1990. Since that date, Heiko H. Thieme has been the Chief Executive Officer of the Fund and its Investment Advisor and in such capacities, has been primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Thieme has been a Consultant/Strategist to Deutsche Bank A.G. and previously had been the Executive Vice President in charge of U.S. equity of its wholly-owned subsidiary, Deutsche Bank Capital Corp. Mr. Thieme began his career at the British brokerage firm of Wood & McKenzie of Edinburgh and London. In 1976 Mr. Thieme joined White Weld & Co. in London as Vice President in charge of marketing for Germany and Austria. Mr. Thieme publishes an investment newsletter in both English and German which is distributed worldwide. In addition, Mr. Thieme writes a weekly column for one of the major German newspapers, Frankfurter Allgemeine Zeitung, and appears frequently on German television as well as on numerous

American television stations with commentaries on the U.S. markets and global issues. In May 1989, Mr. Thieme was chosen as "Best Investment Advisor" of 1988 in West Germany at the International Investment Congress held in Frankfurt. Further, Mr. Thieme regularly makes presentations to institutional investors in Europe, Asia, the United States and Canada. Mr. Thieme is known worldwide for his undaunted optimism and frequently contrarian views and has been the author of "The Viewpoint" for more than 16 years. Mr. Thieme is the beneficial owner of 90% of the outstanding capital stock of AHMC.


      Richard K. Parker, who controls 10% of the outstanding capital stock of AHMC, is a Managing Director of Bear, Stearns & Co. Inc. Except for executing portfolio transactions as described below, Bear, Stearns & Co. Inc. is not otherwise associated with AHMC or the Fund and is not responsible for any of the investment advice rendered to the Fund by AHMC or Mr. Parker.



      AHMC is compensated for the investment advisory services it renders by the payment of a fee at the annual rate of one and one-quarter percent (1.25%) of the first $100,000,000 of average daily net assets and one percent (1%) of additional net assets of the Fund, payable monthly. Such fee is substantially higher than the fee paid by most other management investment companies to their investment advisors.

      The Fund anticipates that a substantial portion of its portfolio transactions will be allocated to Bear, Stearns & Co. Inc. and Thieme Securities, Inc. ("TSI"). Mr. Thieme is the Chief Executive Officer and sole shareholder of TSI. The Fund may also allocate portfolio transactions to brokers who provide research or recommendations for the benefit of the Fund or who are instrumental in sales of shares of the Fund.

      Messrs. Thieme and Parker receive compensation from TSI and Bear, Stearns & Co. Inc., respectively, in connection with portfolio transactions allocated to them by the Fund. Reference is made to the Fund's Statement of Additional Information with respect to Mr. Parker's compensation and for a more complete description of the Fund's policies with respect to portfolio transactions.


      AHMC is also the investment advisor to American Heritage Growth Fund, Inc. ("AHGF"), an investment company whose investment objective is to seek growth of capital. Four of the Fund's five Directors constitute the full Board of Directors of AHGF. Mr. Thieme is the Chief Executive Officer of both AHGF and a foreign investment company and may hold similar positions with other foreign investment companies (the "Foreign Companies") whose investment objective is also to seek growth of capital, and the investment advisor of the Foreign Companies. The Fund, AHGF and the Foreign Companies may, from time to time, hold securities issued by the same company. When the Fund and such other investment companies are engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by Management to be fair to each of them.

                        DETERMINATION OF NET ASSET VALUE

      The Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined as of the close of business of the New York Stock Exchange on each day such Exchange is open for trading. The Fund's net asset value will not be determined on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, on which days the New York Stock Exchange is not presently open for trading. In the event, however, that the New York Stock Exchange is open for trading on any of such days, the Fund's net asset value will be determined thereon. The net asset value per share is computed by dividing the value of the net assets of the Fund (i.e., the value of total assets less liabilities) by the total number of the Fund's shares outstanding. In calculating net asset value, all portfolio securities will be valued at market value when there is a reliable quotation available for the securities and otherwise as the Board of Directors or a committee composed of members of the Board of Directors in good faith determines.

                      HOW TO BECOME AN INVESTOR IN THE FUND

      An investor may purchase shares of the Fund by submitting a completed application with a check made payable to The American Heritage Fund, Inc. and mailing it to The American Heritage Fund, Inc., Location 0637, Cincinnati, Ohio 45264-0637. Applications and checks which are sent by courier should be sent to The American Heritage Fund, Inc., c/o Star Bank, N.A., 425 Walnut Street, Mutual Fund Custody Department, Cincinnati, Ohio 45202. An application is included in this Prospectus. All investments are made at the net asset value next computed after receipt of an order accompanied by payment without the imposition of any sales charge.

      Initial investments must be at least $2,500 (or, in the case of an IRA account, $2,000). Subsequent investments may be made in amounts of $250 or more. An open account is automatically created for each new investor so that additional investments may be made at any time without completing a new application. The above-stated minimums are applicable to all accounts although the minimums may be waived for persons purchasing in a group if the total payment received from the group exceeds the stated minimum. In addition, shareholders may open additional accounts (e.g. custodian accounts, IRA accounts, Trusts, and Keogh accounts) with a minimum of $1,000.

      Investors may, if they so desire, purchase shares of the Fund through certain registered broker-dealers. The Fund imposes no sales load or service charge, but such broker-dealers may make a charge to investors for their services. The charge and services may vary in amount among broker-dealers, some of which may impose higher initial or subsequent investment requirements than those established by the Fund.


                              HOW TO REDEEM SHARES

ALL REQUESTS FOR REDEMPTION OF SHARES, WHETHER OR NOT REPRESENTED BY CERTIFICATES, MUST BE SIGNED BY ALL REGISTERED OWNERS EXACTLY AS REGISTERED, INCLUDING FIDUCIARY TITLES, IF ANY, WITH SIGNATURES GUARANTEED BY A MEMBER OF A NATIONAL SECURITIES EXCHANGE OR A UNITED STATES COMMERCIAL BANK OR A FOREIGN BANK HAVING A NEW YORK CITY CORRESPONDENT.

         Any shareholder may require the Fund to redeem such shareholder's shares by making a written request directly to American Data Services, Inc., 24 West Carver Street, Huntington, New York 11743, the Fund's Transfer Agent. When certificates for shares are held by the shareholder, they may be mailed to or deposited with the Transfer Agent, duly endorsed and accompanied by a written request for redemption. Redemptions may be made by telephone upon the request of certain financial institutions who are holders of record of shares issued by the Fund, within the sole discretion of the Fund. The Fund has instructed its Transfer Agent to confirm the authenticity of any such request for redemption by telecopier and telephone. Proceeds of redemptions made by telephone will be sent only to the respective financial institution making the request. In the event that a telephone redemption which is honored by the Fund is unauthorized or fraudulent, the Fund could sustain losses.

         The redemption price will be the net asset value next determined by the Fund following receipt of the request accompanied by any issued certificates in form for transfer. There is no redemption charge imposed by the Fund.

         The value of shareholder's shares on redemption may be more or less than the shareholder's cost depending upon the net asset value at the time of redemption.

         Payment for shares redeemed will normally be made within seven days after receipt of the certificates, duly endorsed, or in the case of shares where no certificate has been issued, a written request duly executed. Payment for shares redeemed which have been purchased by check will not be mailed prior to the time that the Fund reasonably believes that such check has cleared, usually within fifteen days of the Fund's receipt. Investors who anticipate that they will redeem their shares prior to the expiration of such fifteen day period, should pay for their shares by means of Federal Funds or bank wire transfer. The determination of the net asset value of the Fund's shares may be suspended and the right of redemption may be suspended or the payment date postponed when: (i) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or such Exchange is closed for other than customary weekend and holiday closings; (ii) when an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iii) when the Securities and Exchange Commission by Order so permits for the protection of the shareholders of the Fund.


         The Fund intends to make payment for shares redeemed in cash to the extent that it is reasonably able to do so. The Fund, however, reserves the right to make such payment in kind. See Notes to the Fund's Financial Statements for the fiscal year ended May 31, 1997 which have been incorporated by reference into the Fund's Statement of Additional Information. If the Fund makes payment for shares redeemed in kind, such payment may be in the form of securities which are illiquid. Any shareholders to whom redemptions in kind are made will likely incur brokerage commissions upon disposition of the securities acquired from the Fund. Shareholders who receive illiquid securities in connection with a redemption in kind may incur difficulty in disposing of such securities.


           DISTRIBUTION OF INCOME DIVIDENDS AND REALIZED CAPITAL GAINS

         Dividend income will be incidental to the investment objective of maximum capital growth. The Fund will, at the end of each fiscal year, consider the declaration of a cash dividend from net investment income, if earned, and the distribution of net capital gains, if any, realized on investments. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and realized capital gains. There will be no such distribution, however, until the Fund has taken advantage of any capital loss carryovers available to it.


         At the time a shareholder applies to purchase Fund shares, he automatically gives written authority to the Fund to receive as the shareholder's agent, income dividends and capital gains distributions, if any, and to cause them to be reinvested for his account in additional Fund shares at net asset value. However, a shareholder may, either at the time of purchase or at a later time, request in writing to the Fund that his income dividends and capital gains distributions, if any, be paid to such shareholder by check rather than reinvested in Fund shares. A shareholder who requests in writing that his dividends and distributions be paid to such shareholder by check may, at any time prior to a record date, elect to have subsequent dividends and distributions reinvested in Fund shares at net asset value.

         The Fund intends to qualify for treatment under Subchapter M of the Internal Revenue Code. In such case, the Fund will distribute any of its net income and gains to shareholders and shareholders may be proportionately liable for taxes on any income and gains of the Fund although shareholders not subject to taxes on their income will not be required to pay tax on any amounts distributed to them. Any distribution of net income or short-term capital gains will be taxed as ordinary dividends and any distribution of long-term capital gains will be taxed as long-term capital gains. The Fund will inform shareholders of the amount and nature of any such income or gains. If an investor purchases shares of the Fund immediately prior to the declaration of a dividend by the Fund, the investor will pay the full price per share and then receive a portion of the price back as a taxable distribution. The Fund's net asset value is reduced by the amount of any distribution.

                                  TOTAL RETURN

         From time to time the Fund may advertise total return. Total return is based on historical results and is not intended to predict future performance.

         Total return is the change in value of an investment in the Fund over a given period of time, assuming reinvestment of any dividends and capital gains distributions. Average annual return is a hypothetical rate of return that, if achieved annually, would produce a cumulative total return if performance had been constant over the entire period of time. The Fund also may advertise a return which is calculated in a different manner (a "nonstandardized quotation"). A non-standardized quotation of return measures the change in value of a hypothetical account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. In the event the Fund incurs any non-recurring charges, the reported total return for a period during which such charges were incurred would be higher than it would otherwise be if non-recurring charges were reflected.

                              SHAREHOLDER SERVICES

         The Fund offers the following shareholder services. For further details about such services write to or call the Fund.

EXCHANGE PRIVILEGE

         A shareholder of the Fund has the privilege of exchanging shares of the Fund for shares of AHGF subject to the following:


         - AHGF and its shares must be registered for sale or exempt from registration in the state of residence of the shareholder.


         - Shareholders may only exchange between accounts that are registered in the same name, address, and have the same taxpayer identification number.

         - A shareholder must have received a current Prospectus of AHGF before the exchange.

         - Both the Fund and AHGF reserve the right to temporarily or permanently terminate the exchange privilege.

         Exchanges may have tax consequences. Accordingly, you may wish to consult with your tax advisor before making any exchange.

AUTOMATIC INVESTMENT PLAN

         The Fund has an Automatic Investment Plan which enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. The Fund's minimum investments shall be waived for Automatic Investment Plan participants making regular monthly payments of not less than $100 per month.

AUTOMATIC WITHDRAWAL PLAN

         With an Automatic Withdrawal Plan, a shareholder can arrange for automatic distributions to be made monthly or quarterly in amounts not less than $1,000. An Automatic Withdrawal Plan may neither be opened nor maintained by a shareholder holding shares of the Fund having a total net asset value of less than $50,000.

IRA AND KEOGH PLANS

         A prototype defined contribution retirement plan and individual retirement account is available. Certain charges are imposed by Star Bank, N.A. and American Data Services, Inc. and shareholders should carefully review all documents provided in connection with such plan or account.

                                LEGAL PROCEEDINGS


         On October 5, 1994, a shareholder of the Fund on behalf of himself and a purported class of others brought an action against the Fund, AHMC, Heiko H. Thieme and Richard K. Parker in the United States District Court for the Southern District of New York. Although the Fund cannot now determine the exact amount of the losses incurred by members of the purported class, the Fund believes that such losses do not exceed $25 million and could be less. As of the date of this Prospectus, the value of the Fund's net assets was approximately $*________* million. The amount of outstanding shares of the Fund has generally rapidly diminished since early 1994.


         The Complaint alleged that certain registration statements and prospectuses of the Fund did not disclose certain risks involving the Fund's investments in restricted securities and companies having small capitalizations and which lack significant operating histories or established products and that the Fund invests significant amounts of money in such companies based "merely" on an interview between the companies' executives and Mr. Thieme and a review of the companies' financial statements or products. The Complaint also alleged that certain assets of the Fund were overvalued. On September 11, 1995, the Court, in ruling on the Fund's Motion to Dismiss, dismissed the Complaint. The Court's Order permitted the Plaintiff to move the Court for leave to file an amended complaint limited to claims relating to the Fund's investments in restricted and other illiquid securities.


         On July 11, 1996, the Court issued an Order permitting the Plaintiff to file an amended complaint. The amended complaint alleges that certain registration statements and prospectuses of the Fund failed to disclose certain risks regarding the Fund's investments in illiquid securities and that the Fund invested in illiquid securities in concentrations which exceeded the Fund's own investment restrictions and that the Fund improperly valued its illiquid securities. The amended complaint also alleges that the other defendants breached their fiduciary duties in connection with the Fund's investments in and valuation of illiquid securities and by the receipt of AHMC of substantial compensation for investment advice and that the Fund breached its own limitations with respect to illiquid securities and that the Fund changed investment policies without obtaining a shareholder vote.


         The Plaintiff has made a motion to permit the action to proceed as a class action and in which the Plaintiff would serve as the sole class representative of all persons who acquired shares of the Fund from July 1, 1993 through August 31, 1994.


         The Fund, after conferring with its special counsel, has concluded that the substantive allegations of the amended compliant are without merit. Although there can be no assurance of the outcome of the action, based upon the Fund's belief, the Fund has not established a reserve for potential losses other than the expense of its defense. The Fund intends to vigorously defend the action.

         The Plaintiff is seeking rescission or compensatory damages and pre-judgment interest thereon and the costs and expense of the litigation and such other and further relief as the Court may deem just and proper. The Fund's officers and directors are entitled to be indemnified by the Fund to the full extent permitted by law.


         On August 4, 1995 the Fund commenced an action against Kouri Capital Group, Inc. ("KCG") and Pentti Kouri in the Supreme Court of the State of New York, County of New York. The action was based upon a Stock Purchase Agreement between the Fund and KCG pursuant to which KCG agreed to repurchase certain shares issued thereby and sold to the Fund for $4,400,000. Such obligation of KCG was personally guaranteed by Mr. Kouri. Neither KCG nor Mr. Kouri has honored its or his obligation to the Fund. The Fund sought a recovery in the amount of $4,400,000 plus interest. The defendants denied the substantive allegations of the Complaint and asserted counterclaims which would declare their obligations to the Fund to have been terminated and to obtain damages in excess of $4,400,000. The Fund, after conferring with its special counsel, concluded that the substantive allegations of the counterclaims were without merit. Although there could be no assurance of the outcome of the action, based upon the Fund's belief, the Fund did not establish a reserve for potential losses other than the expense of its defense of the counterclaims. Upon agreement of the parties, the action has been dismissed without prejudice. In the event that the Fund is unable to reach a settlement of its claims acceptable to the Fund, the Fund intends to bring another action against KCG and Mr. Kouri. In such event, it can be expected that they will again assert counterclaims against the Fund.


                                ADDITIONAL FACTS

ORGANIZATION

         The American Heritage Fund, Inc., a New York corporation organized on December 28, 1951, is a non-diversified, open-end management investment company.

CUSTODIAN

         Star Bank, N.A. 425 Walnut Street, Cincinnati, Ohio 45202 is the Custodian of the portfolio securities and monies of the Fund. The Custodian performs no managerial or policy-making functions for the Fund.

CAPITALIZATION

         The authorized capital stock of the Fund consists of 1,000,000,000 shares of capital stock, $.01 par value per share. Each share has equal voting, dividend and liquidation rights.

TRANSFER AGENT

         American Data Services, Inc. ("ADS") 24 West Carver Street, Huntington, New York 11743 is the Fund's Transfer Agent.

ADMINISTRATIVE SERVICES

         The Fund has entered into an agreement with ADS whereby ADS maintains certain books, records and other documents that the Fund is required to keep and calculates the Fund's daily net asset value. The Fund has agreed to pay ADS a monthly fee of 1/12th of .1% of the first $25,000,000 of the Fund's average monthly net assets, plus 1/12th of .05% of the next $25,000,000 of the Fund's average monthly net assets, plus 1/12th of .02% of any additional average monthly net assets.

SHAREHOLDER INQUIRIES

         Shareholder inquiries should be made by writing to American Data Services, Inc. at 24 West Carver Street, Huntington, New York 11743.

                        THE AMERICAN HERITAGE FUND, INC.
--------------------------------------------------------------------------------
   Mail to: The American Heritage Fund, Inc., Location 0637, Cincinnati, Ohio
                                   45264-0637
      (DO NOT USE THIS FORM FOR IRA PLANS. Please request separate forms)
================================================================================
Complete only the applicable sections which will tell us how your account should be registered.

ACCOUNT         [ ] Individual
REGISTRATION                         ------------------------------------------------------
                                     First Name                  Middle
                                     Name                  Last Name

                [ ] Joint Tenant
                                     ------------------------------------------------------
                                     First Name                  Middle
                                     Name                  Last Name

                [ ] Gifts to
                Minors
                                     -------------------------- As Custodian For
                                     ------------------------
                                     Name of Custodian (only 1 permitted)              Name
                                     of Minor (only 1 permitted)

                                     UNDER THE ------------------ UNIFORM GIFT TO MINORS
                                                         State

                [ ] Corporations,    ------------------------------------------------------
                  Trusts &           Name of corporation or partnership. If a trust,
                  Others             include the name(s) of trustees in which account will
                                     be registered and the date of the trust investment. An
                                     account for a pension or profit sharing plan or trust
                                     may be registered in the name of the plan or trust
                                     itself.
-------------------------------------------------------------------------------------------
ADDRESS
                                     ------------------------------------------------------
                                     Street

                                     ()
                                     ------------------------------------------------------
                                     City                                    Home Phone
                                     Number

                                     ()
                                     ------------------------------------------------------
                                     State                   Zip Code          Business
                                     Phone Number
-------------------------------------------------------------------------------------------
INVESTMENT      $                    (Minimum initial $2,500 or, in the case of an IRA
                ------------------   account, $2,000. Subsequent Investments of $250 or
                                     more.) Make checks payable to The American Heritage
                                     Fund, Inc. Application is not needed for subsequent
                                     investments.
-------------------------------------------------------------------------------------------
DISTRIBUTIONS   Reinvest all income and capital gain distributions in additional shares of the Fund unless this box is checked.
                [ ]  Pay dividends and capital gain distributions in cash. If any dividend or capital gain distribution check addressed and sent to (me)(us) is returned to you, you hereby are authorized to invest the proceeds of that check in Fund shares at the net asset value next determined after receipt by you of the returned check. In such event (I)(we) understand and agree that all subsequent dividend and capital gain distributions automatically will be reinvested in Fund shares unless and until (I)(we) have signed and filed with you a new request to receive dividends and capital gain distributions in cash.
-------------------------------------------------------------------------------------------

TAX IDENTIFICATION CERTIFICATION

     Because of important changes made to the Internal Revenue Code in 1983, we must be certain that we have a record of your correct Social Security or other Taxpayer Identification Number. If you have not certified that you have provided us with the correct number, your account will be subject to special Federal income tax withholding of 20% of dividends and other payments. To avoid this, please fill in your Social Security or Taxpayer Identification Number.
     [ ]NNNNNNNN        --------------------------------------------------------
     Social Security or Taxpayer Identification Number
                                              Citizenship--If other than U.S.A.

     If appropriate, check one of the following boxes:
     [ ] I have been notified by the IRS that I am subject to backup withholding for failure to report all interest or dividends.
     [ ] I do not have a Social Security Number or Taxpayer Identification
         Number, but I have applied for or intend to apply for one. I understand that if I do not provide this number within 60 days, the required 20% withholding will begin.
     [ ] I am exempt because I am a Non-Resident Alien (not a U.S. citizen or U.S. resident), a foreign corporation, partnership, estate or trust, and, as a result, I am not required to submit a number.
     [ ] I am an exempt recipient (see explanation below)

     If you are an exempt recipient, you must certify your Tax Identification Number as well as your exempt status to prevent withholding. A partial listing of exempt recipients follows. For further information, see Internal Revenue Code Sec. 3452 or consult you tax advisor.

    - Retirement Plans                                  - Common Trust Funds
    - Corporations                                      - Financial Institutions
    - Colleges, Churches, Charitable Organizations      - Registered Securities Dealers
    - Agents, Fiduciaries, Middlemen

--------------------------------------------------------------------------------

SIGNATURE          I understand and agree that:
                   (1) This application is subject to your acceptance or rejection.
                   (2) All shares will be purchased at the net asset value next determined after receipt and acceptance.
                   (3) The Fund has the right to redeem shares held in my account to reimburse the Fund for any loss it has sustained if my check for the purchase of or subscription for the Fund shares is dishonored, regardless of whether the undersigned was already an existing shareholder at the time of such purchase or subscription.
                   (4) Under penalties of perjury, I certify that the information I have provided in this application under the caption TAX IDENTIFICATION
                       CERTIFICATION is true, correct, and complete.
                   I acknowledge receipt of your Prospectus and I understand that all of its terms and provisions are incorporated herein by reference.

X
--------------------------------------------------------------------------------
  Signature of Individual and Joint Tenant or Custodian, Corporate Officer or Trustee.

------------------------------------------------------------------
        ------------------------------------------------------------------------
 Title of Corporate Officer or Trustee          Date

WHERE DID YOU FIRST LEARN ABOUT THE AMERICAN HERITAGE FUND?
-------------------------------------

--------------------------------------------------------------------------------
                                                                            1097

                        THE AMERICAN HERITAGE FUND, INC.
--------------------------------------------------------------------------------
   Mail to: The American Heritage Fund, Inc., Location 0637, Cincinnati, Ohio
                                   45264-0637
      (DO NOT USE THIS FORM FOR IRA PLANS. Please request separate forms)
================================================================================
Complete only the applicable sections which will tell us how your account should be registered.

ACCOUNT         [ ] Individual
REGISTRATION                         ------------------------------------------------------
                                     First Name                  Middle
                                     Name                  Last Name

                [ ] Joint Tenant
                                     ------------------------------------------------------
                                     First Name                  Middle
                                     Name                  Last Name

                [ ] Gifts to
                Minors
                                     -------------------------- As Custodian For
                                     ------------------------
                                     Name of Custodian (only 1 permitted)              Name
                                     of Minor (only 1 permitted)

                                     UNDER THE ------------------ UNIFORM GIFT TO MINORS
                                                         State

                [ ] Corporations,    ------------------------------------------------------
                  Trusts &           Name of corporation or partnership. If a trust,
                  Others             include the name(s) of trustees in which account will
                                     be registered and the date of the trust investment. An
                                     account for a pension or profit sharing plan or trust
                                     may be registered in the name of the plan or trust
                                     itself.
-------------------------------------------------------------------------------------------
ADDRESS
                                     ------------------------------------------------------
                                     Street

                                     ()
                                     ------------------------------------------------------
                                     City                                    Home Phone
                                     Number

                                     ()
                                     ------------------------------------------------------
                                     State                   Zip Code          Business
                                     Phone Number
-------------------------------------------------------------------------------------------
INVESTMENT      $                    (Minimum initial $2,500 or, in the case of an IRA
                ------------------   account, $2,000. Subsequent Investments of $250 or
                                     more.) Make checks payable to The American Heritage
                                     Fund, Inc. Application is not needed for subsequent
                                     investments.
-------------------------------------------------------------------------------------------
DISTRIBUTIONS   Reinvest all income and capital gain distributions in additional shares of the Fund unless this box is checked.
                [ ]  Pay dividends and capital gain distributions in cash. If any dividend or capital gain distribution check addressed and sent to (me)(us) is returned to you, you hereby are authorized to invest the proceeds of that check in Fund shares at the net asset value next determined after receipt by you of the returned check. In such event (I)(we) understand and agree that all subsequent dividend and capital gain distributions automatically will be reinvested in Fund shares unless and until (I)(we) have signed and filed with you a new request to receive dividends and capital gain distributions in cash.
-------------------------------------------------------------------------------------------

TAX IDENTIFICATION CERTIFICATION

     Because of important changes made to the Internal Revenue Code in 1983, we must be certain that we have a record of your correct Social Security or other Taxpayer Identification Number. If you have not certified that you have provided us with the correct number, your account will be subject to special Federal income tax withholding of 20% of dividends and other payments. To avoid this, please fill in your Social Security or Taxpayer Identification Number.
     [ ]NNNNNNNN        --------------------------------------------------------
     Social Security or Taxpayer Identification Number
                                              Citizenship--If other than U.S.A.

     If appropriate, check one of the following boxes:
     [ ] I have been notified by the IRS that I am subject to backup withholding for failure to report all interest or dividends.
     [ ] I do not have a Social Security Number or Taxpayer Identification
         Number, but I have applied for or intend to apply for one. I understand that if I do not provide this number within 60 days, the required 20% withholding will begin.
     [ ] I am exempt because I am a Non-Resident Alien (not a U.S. citizen or U.S. resident), a foreign corporation, partnership, estate or trust, and, as a result, I am not required to submit a number.
     [ ] I am an exempt recipient (see explanation below)

     If you are an exempt recipient, you must certify your Tax Identification Number as well as your exempt status to prevent withholding. A partial listing of exempt recipients follows. For further information, see Internal Revenue Code Sec. 3452 or consult you tax advisor.

    - Retirement Plans                                  - Common Trust Funds
    - Corporations                                      - Financial Institutions
    - Colleges, Churches, Charitable Organizations      - Registered Securities Dealers
    - Agents, Fiduciaries, Middlemen

--------------------------------------------------------------------------------

SIGNATURE          I understand and agree that:
                   (1) This application is subject to your acceptance or rejection.
                   (2) All shares will be purchased at the net asset value next determined after receipt and acceptance.
                   (3) The Fund has the right to redeem shares held in my account to reimburse the Fund for any loss it has sustained if my check for the purchase of or subscription for the Fund shares is dishonored, regardless of whether the undersigned was already an existing shareholder at the time of such purchase or subscription.
                   (4) Under penalties of perjury, I certify that the information I have provided in this application under the caption TAX IDENTIFICATION
                       CERTIFICATION is true, correct, and complete.
                   I acknowledge receipt of your Prospectus and I understand that all of its terms and provisions are incorporated herein by reference.

X
--------------------------------------------------------------------------------
  Signature of Individual and Joint Tenant or Custodian, Corporate Officer or Trustee.

------------------------------------------------------------------
        ------------------------------------------------------------------------
 Title of Corporate Officer or Trustee          Date

WHERE DID YOU FIRST LEARN ABOUT THE AMERICAN HERITAGE FUND?
-------------------------------------

--------------------------------------------------------------------------------
                                                                            1097

                                  THE AMERICAN
                               HERITAGE FUND, INC.
                           1370 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019



                               BOARD OF DIRECTORS


                                 JOHN O. KOEHLER
                                  EUGENE SARVER
                                 HEIKO H. THIEME



                               INVESTMENT ADVISOR


                          AMERICAN HERITAGE MANAGEMENT
                                   CORPORATION



                                  THE AMERICAN
                               HERITAGE FUND, INC.



                                      LOGO



                                   PROSPECTUS



                                *________*, 1997

                                                                          PART B

                        THE AMERICAN HERITAGE FUND, INC.



                              A NO-LOAD MUTUAL FUND



                           1370 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 (212) 397-3900
                                 (800) 828-5050



                       STATEMENT OF ADDITIONAL INFORMATION



         This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated *________*, 1997. A copy of the Fund's Prospectus may be obtained from the Fund without charge at the address set forth above.


                                *________*, 1997

                                TABLE OF CONTENTS


Brokerage Allocation and Other Practices                                   B-3

Purchase of Certain Debt Securities                                        B-4

Investment Restrictions                                                    B-5

Management                                                                 B-6

Control Persons and Principal Holders of
   Securities                                                              B-6

Investment Advisory and Other Services                                     B-6

Total Return                                                               B-7

Custodian                                                                  B-7

Independent Accountants                                                    B-7

Transfer Agent                                                             B-7

Financial Statements                                                       B-8

                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

         American Heritage Management Corporation ("AHMC" )or the Fund places orders with brokers and dealers for the purchase and sale of securities for the Fund's portfolio. In performing this service, AHMC is required to place orders with the primary objective of obtaining the most favorable price and a reasonable execution for the Fund. Normally, over-the-counter transactions will be executed on a principal basis with a broker-dealer who makes a market in or is otherwise a traditional source of the security traded except in those cases in which the Fund can obtain a better price or execution on an agency basis. Transactions executed on an agency basis involve the payment of a brokerage commission.

         In selecting brokers and dealers to execute the Fund's portfolio transactions, AHMC may consider research, statistical and quotation services received by the Fund or AHMC from such other brokers. If such information is received and if it is, in fact, useful to AHMC, the information may tend to reduce its costs of providing investment advice to the Fund.

         Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer which supplies brokerage and research services a commission for effecting a securities transaction in excess of the amount of the commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities and the availability of securities or purchasers or sellers of securities, (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

         AHMC may cause the Fund to incur brokerage commissions in an amount higher than the lowest available rate in return for such services provided to AHMC. AHMC is of the opinion that the continued receipt of supplemental investment research services from broker-dealers will be essential to its provision of portfolio management services to the Fund. AHMC has represented that such commissions will not be paid by the Fund unless (a) AHMC determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction, (b) such payment is made in compliance with Section 28(e) and other applicable state and federal laws, and (c) in the opinion of AHMC, the total commissions paid by the Fund are reasonable in relation to the benefits to the Fund over the long term.


         The Fund anticipates that a substantial portion of its portfolio transactions will be allocated to Bear, Stearns & Co. Inc. ("Bear, Stearns") and Thieme Securities, Inc. ("TSI"). Heiko H. Thieme is the Chief Executive Officer and sole shareholder of TSI. Richard K. Parker is a Managing Director of Bear, Stearns. Except for executing portfolio transactions, neither Bear, Stearns nor TSI is in any other respect associated with the Fund or in any way responsible for any investment advice or other service provided to the Fund by either of Messrs. Thieme or Parker personally or AHMC. See "Management" and "Investment Advisory and Other

Services."



         During the fiscal year ended May 31, 1997, the Fund paid an aggregate of approximately $465,000 in brokerage commissions. Brokerage commissions paid by the Fund for its fiscal year ended May 31, 1997 were significantly lower than those paid during the fiscal years ended May 31, 1995 and 1996 because of substantial changes in the amount of the Fund's assets. During the three fiscal years ended May 31, 1997, the Fund paid aggregate brokerage commissions to Bear, Stearns and TSI of approximately $861,000 and $578,000, respectively. During the fiscal year ended May 31, 1997, Bear, Stearns and TSI received approximately $63,000 and $380,000 in brokerage commissions from the Fund, respectively, or approximately 13.5% and 81.7% of the total brokerage commissions paid by the Fund during such year, respectively. During the same year, approximately 22.8% and 78.2% of the Fund's aggregate dollar transactions involving the payment of brokerage commissions were effected through Bear, Stearns and TSI, respectively. The difference in the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through Bear, Stearns and TSI is a result of lower commission rates charged on certain transactions by certain brokerage firms. Mr. Parker received compensation of approximately $20,000 from Bear, Stearns in connection with brokerage commissions paid to such firm by the Fund during the fiscal year ended May 31, 1997.


                       PURCHASE OF CERTAIN DEBT SECURITIES

         The Fund may purchase high yield debt securities which are not investment grade, including securities referred to as "junk bonds", if as a result of such purchase, no more than 5% of the value of the Fund's net assets will be represented by such securities.

         An economic downturn or increase in interest rates is likely to have an adverse effect on the high yield securities market. The widespread expansion of government, consumer and corporate debt within the United States economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. The prices of high yield securities have been found to be less sensitive to interest rate changes than are those of higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect the ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In periods of economic uncertainty and change, increased volatility of market prices of high yield securities can be expected. To the extent that there is no established retail secondary market, there may be thin trading of high yield securities. In the absence of readily available market quotations, the valuation of high yield securities held by the Fund will be determined by the Fund's Board of Directors. The fulfillment of such responsibility may become difficult and judgment will play a greater role in valuation because there may be less reliable, objective data available.

                             INVESTMENT RESTRICTIONS

         In addition to the investment restrictions described in the Fund's Prospectus, the Fund operates under the following fundamental investment policies and restrictions which cannot be changed or eliminated without the approval of the lesser of (a) 67% or more of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund. These policies and restrictions provide, in part, that the Fund may not:

         (1) Issue any of its securities (a) for services, or (b) for property other than cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution to its security holders or in connection with a reorganization;

         (2) Invest in companies for the purpose of exercising control or management;

         (3) Purchase or sell commodities or commodity contracts, including futures contracts;

         (4) Invest in oil, gas and other mineral leases, but the Fund shall not be prohibited from investing in marketable securities of companies investing in such leases;

         (5) Invest in real estate or real estate mortgage loans, but the Fund shall not be prohibited from investing in marketable securities of companies engaged in real estate activities or investments.

         (6) Issue any senior securities except that the Fund may borrow from any bank as set forth in the Fund's Prospectus.

                                   MANAGEMENT

         The following table sets forth certain information with respect to each member of the Fund's Board of Directors and each officer of the Fund. The Fund does not have any advisory board.


                         Positions Held With        Principal Occupation(s)
Name and Address         the Fund                   During the Past Five Years
----------------         --------                   --------------------
Heiko H. Thieme*         Chairman of the            Chairman of the Board
1370 Avenue of the       Board of Directors,        of Directors, Chief
Americas                 Chief Executive            Executive Officer and
New York, NY             Officer and                Secretary of the Fund
                         Secretary                  and American Heritage
                                                    Growth Fund, Inc.
                                                    ("AHGF") since February
                                                    1990 and May 1994,
                                                    respectively. Chief
                                                    Executive Officer of
                                                    AHMC and Thieme
                                                    Associates, Inc.
                                                    (investment advisor)
                                                    since 1990. Chief
                                                    executive officer of
                                                    Thieme Consulting, Inc.
                                                    and Thieme Securities, Inc.
                                                    since 1995 and 1996,
                                                    respectively. Chief
                                                    Executive Officer of
                                                    The Thieme Fonds since
                                                    May 1994.
                                                    Consultant/Strategist
                                                    for Deutsche Bank A.G.
                                                    from 1989 to 1993.

John O. Koehler          Director                   Chief Executive Officer
One Strawberry                                      of Koehler
Hill Avenue - 14H                                   International, Ltd.
Stamford, CT                                        (consultant on public
                                                    affairs, risk analysis,
                                                    communications,
                                                    planning and crisis
                                                    management)

Eugene Sarver            Director                   Associate Professor of
241 W. 97th St.                                     Finance of Lubin School
New York, NY                                        of Business - Graduate
                                                    Division, Pace University
                                                    until October 1996.
                                                    Subsequent thereto, sole
                                                    proprietor of Sarver
                                                    International (financial
                                                    and economic consulting)
                                                    and Associate of Intercap
                                                    Investments, Inc.


* "Interested person" as defined in the Investment Company Act of 1940.


         Dr. Sarver and Mr. Thieme have served as members of the Board of Directors since February 1990. Mr. Koehler became a member of the Board of Directors in May 1997. Each of the Fund's Directors is also a member of the Board of Directors of AHGF.


         Thieme Consulting, Inc., which is wholly owned by Mr. Thieme, provides consulting services to certain companies whose securities are held by the Fund and receives compensation therefor.

         During the fiscal year ended May 31, 1997, no cash compensation was paid by the Fund to its executive officers in such capacity. Each Director who is not an "Interested Person" of the Fund receives annual compensation from the Fund of $10,000.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         On July 21, 1997, Charles Schwab & Co. Inc., 101 Montgomery Street,
San Francisco, CA 94104 owned of record shares of the Fund's capital stock which represented approximately 11% of the Fund's outstanding capital stock on that date and National Financial Services, Corp., P.O. Box 3908, New York, NY 10008 owned approximately 8% of the Fund's outstanding capital stock. As of such date, no other person owned of record or was known to the Fund to own beneficially 5% or more of the Fund's outstanding capital stock and the Fund's officers and directors as a group owned less than 1% of such capital stock.


                     INVESTMENT ADVISORY AND OTHER SERVICES

         Heiko H. Thieme may be deemed to control AHMC by virtue of his record and beneficial ownership of 90% of the outstanding capital stock thereof. Mr. Thieme acquired such stock on February 1, 1990. Mr. Thieme is the Chairman of the Board of Directors and the Chief Executive Officer of AHMC. Northern Westchester Industries, Inc., a corporation which is wholly owned by Richard K. Parker, is the record and beneficial owner of 10% of the outstanding capital stock of AHMC. See "Management".

         AHMC became the Fund's investment advisor on December 27, 1985. During the Fund's fiscal years ended May 31, 1995, 1996 and 1997, AHMC received investment advisory fees from the Fund of $824,115, $303,534 and $206,091, respectively. In connection with the Investment Advisory Agreement with AHMC, AHMC bears the expenses of certain of the Fund's trading operations. All other expenses of the Fund are borne by the Fund.


         The Fund reimburses AHMC for office space and administrative personnel utilized by the Fund. See Notes to the Financial Statements in the Fund's Annual Report for the fiscal year ended May 31, 1997.

                                  TOTAL RETURN

         The Fund's average annual total returns for the one, five and ten year periods ended May 31, 1997 are set forth below:


                    One Year ...................   9.21%

                    Five Years..................  -1.14%

                    Ten Years...................    .22%


         See "Total Return" in the Fund's Prospectus for a description of the method by which total return is computed.

                                    CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 is the Fund's Custodian. In such capacity, the Custodian maintains custody of the Fund's cash and securities and delivers securities which are purchased and sold by the Fund.

                             INDEPENDENT ACCOUNTANTS

         Landsburg Platt Raschiatore & Dalton are the Fund's independent certified public accountants. The financial statements incorporated herein by reference have been examined by such firm to the extent set forth in their respective reports included herein by reference. See Financial Statements.

                                 TRANSFER AGENT

         American Data Services, Inc., 24 West Carver Street, Huntington, New York 11743 ("ADS") is the Fund's Transfer Agent. In such capacity, ADS maintains the Fund's capital stock records, effects issuances and transfers of capital stock, handles all correspondence with respect to shareholder accounts and processes redemptions.

                              FINANCIAL STATEMENTS

         The Fund's Annual Reports for the fiscal years ended May 31, 1996 and 1997 are hereby incorporated by reference.

                                     PART C

                            PART C. OTHER INFORMATION



ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements

                  Financial Highlights (1)

                  Reports of Independent Certified Public Accountants (2)


                  Statements of Assets and Liabilities at May 31, 1996 and 1997 (2)


                  Schedules of Investments at May 31, 1996 and 1997 (2)


                  Statements of Operations for the Fiscal Years Ended May 31, 1996 and 1997 (2)


                  Statements of Changes in Net Assets for each of the Fiscal Years Ended May 31, 1995, 1996 and 1997 (2)

                  Notes to Financial Statements (2)

------------------
(1)      Included in Part A of this Registration Statement.

(2)      Incorporated by reference in Part B of this Registration
         Statement.

         (b)      Exhibits

                  1. Certificate of Incorporation, as amended. Exhibit 1 to the Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference.

                  2. By-Laws, as amended. Exhibit 2 to the Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference. Exhibit 2 to the Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference.

                  4. Specimen Common Stock Certificate. Exhibit 4 to the Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference.

                  5. Form of Investment Advisory Agreement by and between the Registrant and American Heritage Management Corporation. Exhibit A to the Registrant's definitive Proxy Statement for its Special Meeting of

                          Shareholders held on December 16, 1993 is hereby incorporated by reference.

              8. Custodian Agreement of December 29, 1993 by and between the Registrant and Star Bank, N.A. Exhibit 8 to the Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference.

           9(a). Shareholder Servicing Agent Agreement of December 9, 1993 by and between the Registrant and American Data Services, Inc. Exhibit 9(a) to the
                          Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference.

           9(b). Fund Accounting Service Agreement of April 10, 1991 by and between the Registrant and American Data Services, Inc. Exhibit 9 to the Registrant's Post Effective Amendment 60 on Form N-1A is hereby incorporated by reference.

            11.           Consent of Landsburg Platt Raschiatore & Dalton.

            16. Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.

            17.           Financial Data Schedule.


ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES


         On July 1, 1997 there were approximately 5,144 record holders of shares of the Registrant's capital stock.


ITEM 27.  INDEMNIFICATION

         Pursuant to the Registrant's Certificate of Incorporation and By-Laws, each director, officer and employee of the Registrant shall be indemnified by the Registrant in connection with any proceeding in which he has been made a party by reason of such capacity other than for liabilities resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Pursuant to a contract of insurance, each of the Registrant's directors, officers and employees and its investment advisor is insured against claims based upon any breach of duty, neglect, error, misstatement, misleading statement, omission or act wrongfully done or attempted other than actual or alleged fraud, dishonesty criminal or malicious acts or omissions unless such allegations are subsequently disproven.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


         Reference is made to the disclosure under the caption "Management" in Part B of this Post-Effective Amendment.


ITEM 29. PRINCIPAL UNDERWRITERS

         Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

         As used herein, the term "records" shall refer to accounts, books or other documents.

         The Registrant maintains physical possession of each record set forth in Rule 31a-1(b)(1) under the Investment Company Act of 1940 (the "Act"), except that records relating to receipts and deliveries of portfolio securities are in the physical possession of Star Bank, N.A., 425 Walnut Street, ML 5127, Cincinnati, Ohio 45202 and records relating to securities issued by the Registrant are in the physical possession of American Data Services, Inc., 24 West Carver Street, Huntington, New York 11743 ("ADS").

         The records referred to in Rule 31a-1(b)(2)(i)(a), (b) and (c) under the Act are in the physical possession of Star Bank, N.A.

         The records referred to in Rule 31a-1(a) and Rule 31a-1(b)(2)(i)(d),
(e) and (f) under the Act are in the physical possession of ADS.

         The records referred to in Rule 31a-1(b)(2)(ii), (iii) and (iv) and Rule 31a-1(b)(3) and (8) under the Act are in the physical possession of ADS.

         The records referred to in Rule 31a-1(b)(2)(iv) and Rule 31a-1(b)(11) under the Act are in the physical possession of ADS.

         The records referred to in Rule 31a-1(b)(4), (5), (6), (7), (9),(10)
and (11) under the Act are in the physical possession of the Registrant, 1370 Avenue of the Americas, New York, New York
10019.

ITEM 31. MANAGEMENT SERVICES

         Not applicable.

ITEM 32. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 23rd day of July, 1997.



                                   THE AMERICAN HERITAGE FUND, INC.



                                   By:  /s/  Heiko H. Thieme
                                        ---------------------------------------
                                        Heiko H. Thieme, Chief Executive Officer





         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


          Signature                               Title                         Date
          ---------                               -----                         ----



/s/  Heiko H. Thieme
--------------------                         Chief Executive                    July 23, 1997
Heiko H. Thieme                              Officer, Principal
                                             Financial and
                                             Accounting Officer
                                             and Director



/s/  John O. Koehler
--------------------                        Director                             July 23, 1997
John O. Koehler



/s/  Eugene Sarver
--------------------                        Director                             July 23, 1997
Eugene Sarver

                                        EXHIBIT INDEX

                  Exhibits

                  1. Certificate of Incorporation, as amended. Exhibit 1 to the Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference.

                  2. By-Laws, as amended. Exhibit 2 to the Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference. Exhibit 2 to the Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference.

                  4. Specimen Common Stock Certificate. Exhibit 4 to the Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference.

                  5. Form of Investment Advisory Agreement by and between the Registrant and American Heritage Management Corporation. Exhibit A to the Registrant's definitive Proxy Statement for its Special Meeting of

                          Shareholders held on December 16, 1993 is hereby incorporated by reference.

                  8. Custodian Agreement of December 29, 1993 by and between the Registrant and Star Bank, N.A. Exhibit 8 to the Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference.

               9(a). Shareholder Servicing Agent Agreement of December 9, 1993 by and between the Registrant and American Data Services, Inc. Exhibit 9(a) to the
                          Registrant's Post Effective Amendment 64 on Form N-1A is hereby incorporated by reference.

               9(b). Fund Accounting Service Agreement of April 10, 1991 by and between the Registrant and American Data Services, Inc. Exhibit 9 to the Registrant's Post Effective Amendment 60 on Form N-1A is hereby incorporated by reference.

               11.        Consent of Landsburg Platt Raschiatore & Dalton.

               16. Schedule for computation of each performance quotation provided in the Registration Statement in response to Item 22.

               17.        Financial Data Schedule.